                                                                      EXHIBIT 24

                                  CUMMINS INC.
                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Jean S. Blackwell and Susan K. Carter with full power to act without the other as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Cummins Inc. ("the Company") for the Company's fiscal year ended December 31, 2002 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:  July 28, 2003


                                                     /s/Robert J. Darnall
                                                     --------------------
                                                     Robert J. Darnall
                                                     Director

                                  CUMMINS INC.
                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Jean S. Blackwell and Susan K. Carter with full power to act without the other as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Cummins Inc. ("the Company") for the Company's fiscal year ended December 31, 2002 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:  July 28, 2003


                                                     /s/John M. Deutch
                                                     -----------------
                                                     John M. Deutch
                                                     Director

                                  CUMMINS INC.
                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Jean S. Blackwell and Susan K. Carter with full power to act without the other as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Cummins Inc. ("the Company") for the Company's fiscal year ended December 31, 2002 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:  July 28, 2003


                                                     /s/Walter Y. Elisha
                                                     -------------------
                                                     Walter Y. Elisha
                                                     Director

                                  CUMMINS INC.
                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Jean S. Blackwell and Susan K. Carter with full power to act without the other as her true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for her in her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Cummins Inc. ("the Company") for the Company's fiscal year ended December 31, 2002 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:  July 28, 2003


                                                     /s/Alexis M. Herman
                                                     -------------------
                                                     Alexis M. Herman
                                                     Director

                                  CUMMINS INC.
                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Jean S. Blackwell and Susan K. Carter with full power to act without the other as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Cummins Inc. ("the Company") for the Company's fiscal year ended December 31, 2002 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:  July 28, 2003


                                                     /s/William I. Miller
                                                     --------------------
                                                     William I. Miller
                                                     Director

                                  CUMMINS INC.
                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Jean S. Blackwell and Susan K. Carter with full power to act without the other as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Cummins Inc. ("the Company") for the Company's fiscal year ended December 31, 2002 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:  July 28, 2003


                                                     /s/William D. Ruckelshaus
                                                     -------------------------
                                                     William D. Ruckelshaus
                                                     Director

                                  CUMMINS INC.
                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Jean S. Blackwell and Susan K. Carter with full power to act without the other as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Cummins Inc. ("the Company") for the Company's fiscal year ended December 31, 2002 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:  July 28, 2003


                                                     /s/Franklin A. Thomas
                                                     ---------------------
                                                     Franklin A. Thomas
                                                     Director

                                  CUMMINS INC.
                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Jean S. Blackwell and Susan K. Carter with full power to act without the other as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Cummins Inc. ("the Company") for the Company's fiscal year ended December 31, 2002 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:  July 28, 2003


                                                     /s/J. Lawrence Wilson
                                                     ---------------------
                                                     J. Lawrence Wilson
                                                     Director

                                  CUMMINS INC.
                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Jean S. Blackwell and Susan K. Carter with full power to act without the other as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Cummins Inc. ("the Company") for the Company's fiscal year ended December 31, 2002 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:  July 28, 2003


                                                     /s/Theodore M. Solso
                                                     --------------------
                                                     Theodore M. Solso
                                                     Director